UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2017
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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ITEM 8.01. OTHER EVENTS.

On November 9, 2017, Ingevity Corporation (the “Company”) received a request for additional information and documentary material, often referred to as a “second request,” from the United States Federal Trade Commission (the “FTC”) in connection with the Company’s previously announced Asset Purchase Agreement, dated August 22, 2017 (the “Agreement”), with Georgia-Pacific Chemicals LLC (the “Seller”), Georgia-Pacific LLC (together with Seller, “GP”) and Ingevity Arkansas, LLC, a wholly-owned subsidiary of the Company, to purchase substantially all the assets primarily used in GP’s pine chemicals business, including assets and facilities related to tall oil fractionation operations and the production or modification of tall oil fatty acids, tall oil rosins, rosin derivatives and formulated products (the “Acquisition”). The second request was issued under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). GP received a similar second request from the FTC in connection with the Acquisition. Consummation of the Acquisition is conditioned on expiration of the waiting period applicable under the HSR Act, among other conditions.
Issuance of a second request is a standard part of the regulatory approval process for transactions of this type. The effect of the second request is to extend the waiting period under the HSR Act until 30 days after all parties to the Agreement have substantially complied with the second request, unless the waiting period is terminated earlier by the FTC or the parties voluntarily extend the time for closing. The Company will continue to work closely and cooperatively with the FTC and currently anticipates closing the Acquisition in the fourth quarter of 2017 or first quarter of 2018.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words “may,” “could,” “should,” “believes,” “plans,” “intends,” “targets,” “will,” “expects,” “suggests,” “anticipates,” “outlook,” “continues,” “forecast,” “prospect,” “potential” or similar expressions. Forward-looking statements may include, without limitation, the anticipated timing of the closing of the Acquisition. Like other businesses, the Company is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the Acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed Acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; and unknown or understated liabilities. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on the Company’s forward-looking statements, which speak only as the date thereof. The Company undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this announcement, or to update them to reflect events or circumstances occurring after the date of this announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ KATHERINE P. BURGESON
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary
Date: November 9, 2017